UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2018

CORPORATE CAPITAL TRUST II

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-01108 (Commission File Number)	47-1595504 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive\ offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2018, Mr. Chirag J. Bhavsar resigned from his position as Chief Financial Officer of Corporate Capital Trust II (the “Company”), effective May 1, 2018. Mr. Bhavsar’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Bhavsar’s resignation, on April 30, 2018, the Company’s board of trustees appointed William Goebel as Chief Financial Officer of the Company, effective May 1, 2018. Set forth below is biographical information pertaining to Mr. Goebel.

William Goebel

William Goebel, 43, currently serves as Chief Financial Officer of a number of funds sponsored by FS Investments, including FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund and its related feeder funds, FS Credit Real Estate Income Trust, Inc. and FS Series Trust. He previously served as Chief Financial Officer of FS Energy and Power Fund from February 2011 to November 2012. Prior to joining FS Investments, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Goebel serves on the board of directors of Philadelphia Reads (where he serves as treasurer and chairs the audit committee).

Mr. Goebel was not appointed to serve as Chief Financial Officer pursuant to any agreement or understanding with the Company or any other person. There are no material contracts or agreements between the Company and Mr. Goebel. Mr. Goebel is employed by the Company’s affiliate, FS Investments, and will not receive any direct compensation from the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST II

Date: May 2, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary